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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 3, 2001 (April 2, 2001)
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                           Introgen Therapeutics, Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                        0-21291                    74-2704230
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(State or other jurisdiction       (Commission                 (IRS Employer
of incorporation)                  File Number)              Identification No.)


              301 Congress Avenue, Suite 1850, Austin, Texas       78701
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               (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:   (512) 708-9310
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On April 2, 2001, Introgen Therapeutics, Inc. issued a press release announcing the restructuring of its collaboration with Aventis Pharmaceuticals Products Inc. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99.1     Press Release dated April 2, 2001.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   April 3, 2001                  INTROGEN THERAPEUTICS, INC.


                                        /s/ James W. Albrecht, Jr.
                                        ______________________________________
                                        James W. Albrecht, Jr.
                                        Chief Financial Officer


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                                INDEX TO EXHIBITS


         Exhibit
         Number            Description of Document
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         99.1              Press Release dated April 2, 2001.